Business Combination (Q3)	9 Months Ended
Sep. 30, 2021
Reverse Recapitalization [Abstract]
Business Combination
Note 3 - Business Combination

Closing of Business Combination, Accounted for as a Reverse Recapitalization

On January 12, 2021, Billtrust consummated the previously announced Business Combination pursuant to the Agreement dated October 18, 2020 and amended as of December 13, 2020. As a result of the Agreement, Billtrust stockholders received aggregate consideration with a value equal to approximately $1,190.0 million, which consists of:

i.
Approximately $90.1 million in cash to certain Billtrust shareholders who elected to receive cash for shares of Billtrust common stock at closing of the Business Combination, accounted for as a reverse recapitalization; and

ii.
Approximately $1,099.0 million in South Mountain Class A and Class C common stock at closing of the Business Combination, accounted for as a reverse recapitalization, or 109,944,090 shares (including 15,175,967 shares issuable pursuant to outstanding vested and unvested options from the 2003 and 2014 Plans), converted at an exchange ratio of 7.2282662 shares per share of Legacy Billtrust common stock based on an assumed share price of $10.00 per share.

As of the completion of the Business Combination, accounted for as a reverse recapitalization, on January 12, 2021, the merged companies, BTRS Holdings Inc. and subsidiaries, had the following outstanding securities:

i.
138,728,373 shares of Class 1 common stock, including 2,375,000 shares to prior South Mountain shareholders that are subject to the vesting and forfeiture provisions based upon the same share price targets described below in the First Earnout and Second Earnout. During the first quarter of 2021, all of these shares vested;

ii.	6,537,735 shares of Class 2 common stock; and

iii.	12,500,000 warrants, each exercisable for one share of Class 1 common stock at a price of $11.50 per share (the "Public Warrants", refer to Note 7 - Stockholders' Equity and Stock-Based Compensation).

In connection with the Merger:

i.	Each issued and outstanding South Mountain Class A and Class B share was converted into one share of Class 1 common stock of the Company; and

ii.	All 6,954,500 private placement warrants of South Mountain were cancelled and are no longer outstanding.

Immediately prior to the Closing, each issued and outstanding share of Legacy Billtrust preferred stock converted into equal shares of Legacy Billtrust common stock. At the closing of the Business Combination, each stockholder of Legacy Billtrust received 7.2282662 shares of the Company’s Class 1 common stock, par value $0.0001 per share (“Common Stock”), for each share of Legacy Billtrust common stock, par value $0.001 per share, that such stockholder owned, except for one investor who requested to receive shares of Class 2 common stock, which is the same in all respects as Class 1 common stock except it does not have voting rights.

Upon the closing of the Business Combination, the Company’s certificate of incorporation was amended and restated to, among other things, increase the total number of authorized shares of capital stock to 575,000,000 shares, of which 538,000,000 shares were designated Class 1 common stock, $0.0001 par value per share; 27,000,000 shares were designated Class 2 common stock, $0.0001 par value per share; and 10,000,000 shares were designated preferred stock, $0.0001 par value per share.

Concurrently with the completion of the Business Combination, on the Closing Date 20,000,000 new shares of Common Stock were issued (such purchases, the “PIPE”) for an aggregate purchase price of $200.0 million.

In connection with the Business Combination, 9,005,863 shares of Common Stock were repurchased for cash from Legacy Billtrust shareholders (after conversion) at a price of $10.00 per share. Additionally, in connection with a previous loan agreement in July 2014, the Company issued a lender a warrant to purchase shares of the Company’s Series C preferred stock. In connection with Business Combination, the warrant was exercised and converted into 85,004 shares of Common Stock.

The following table reconciles the elements of the Business Combination, accounted for as a reverse recapitalization, to the Condensed Consolidated Statements of Cash Flows and the Condensed Consolidated Statements of Stockholders' Equity for the nine months ended September 30, 2021 (in thousands):

Reverse Recapitalization
Cash - South Mountain (net of redemptions and non-contingent expenses)	$240,670
Cash - PIPE investors	200,000
Cash electing shares of Legacy Billtrust shareholders	(90,061)
Fees to underwriters and other transaction costs	(20,200)
Net cash received from reverse recapitalization	330,409
Net assets acquired and other adjustments	255
Net contributions from reverse recapitalization	$330,664

The number of shares of Class 1 and Class 2 common stock of BTRS Holdings Inc. issued immediately following the consummation of the Business Combination, accounted for as a reverse recapitalization, is summarized as follows (in thousands):

Number of Shares
Common Stock outstanding prior to Business Combination	25,000
South Mountain founder shares	5,500
Redemption of South Mountain shares	(2)
Common stock of South Mountain	30,498
Shares issued from PIPE	20,000
Legacy Billtrust shareholders' shares purchased for cash	(9,006)
Recapitalization shares	41,492
Legacy Billtrust stockholders' shares	103,774
Total Shares	145,266

Earnout Consideration

Following the closing of the Merger, holders of Billtrust common stock (including all redeemable preferred shareholders whose shares were converted into common stock at the closing of the Merger) and holders of stock options and restricted stock pursuant to the 2003 Plan and the 2014 Plan (as defined in the Business Combination Agreement) had the contingent right to receive, in the aggregate, up to 12,000,000 shares of Class 1 common stock if, from the closing of the Merger until the fifth anniversary thereof, the average closing price of BTRS Holdings Inc. Common Stock exceeds certain thresholds. The first issuance of 6,000,000 earnout shares is based on the volume-weighted average price of Common Stock exceeding $12.50 for any 20 trading days within any 30 trading day period (the “First Earnout”). The second issuance of 6,000,000 earnout shares is based on the volume weighted average price of Common Stock exceeding $15.00 for any 20 trading days within any 30 trading day period (the “Second Earnout” and together with the First Earnout, the "Earnout Shares").

Subsequent to the closing of the Merger and in the first quarter of 2021, 10,917,736 shares of Class 1 and Class 2 common stock were issued associated with attainment of the First Earnout and the Second Earnout thresholds.

The difference in the Earnout Shares issued and the aggregate amounts defined in the Merger Agreement is primarily due to 836,208 unissued shares reserved for future issuance to holders of unvested options in the form of restricted stock units (the "Earnout RSUs"), which are subject to the same vesting terms and conditions as the underlying unvested stock options, and are not replacement awards. Additionally, 246,056 shares of common stock were withheld from employees to satisfy the mandatory tax withholding requirements, for which the company remitted cash of $4.0 million to the appropriate tax authorities.

As of the Closing date, the prior holders of South Mountain stock agreed that of their existing issued and outstanding shares of Class 1 common stock, 2,375,000 shares would be subject to vesting conditions based upon the same price milestones in the First Earnout (1,187,500 shares) and Second Earnout (1,187,500 shares) as discussed above ("Sponsor Vesting Shares").

The Company determined that the Earnout Shares issued to non-employee shareholders and to holders of BTRS Holdings Inc. common stock, vested options from the 2003 Plan and 2014 Plan, and the Sponsor Vesting Shares do not meet the criteria for equity classification under Accounting Standards Codification ("ASC") 815-40. Accordingly, these shares are required to be classified as a liability and recorded at their fair values, with the remeasurement of their fair values at each reporting period recorded in earnings. Upon closing of the Business Combination, the fair value of the shares was determined using a Monte Carlo simulation (using the same assumptions as Earnout RSUs discussed below), resulting in a fair value of $16.80 per share. The shares were remeasured at their fair values through the dates the First Earnout and Second Earnout were achieved in the first quarter of 2021. The liability associated with the Earnout Shares delivered to the equity holders and the Vesting Shares that vested upon achievement of the First Earnout and Second Earnout during the first quarter of 2021 were then reclassified to equity as shares issued, with the appropriate allocation to common stock at par value and additional paid-in capital.

The following table is a reconciliation of the liability balance at the Closing Date and the changes therein for the nine months ended September 30, 2021 (in thousands):

	Earnout Shares	Sponsor Vesting Shares	Total
Fair value on Closing Date	$191,095	$39,900	$230,995
Fair value adjustment (1)	8,246	1,780	10,026
Amount paid for tax withholding	(4,013)	—	(4,013)
Amount reclassified to equity	(195,328)	(41,680)	(237,008)
Ending balance, September 30, 2021	$—	$—	$—

(1)	Included in change in fair value of financial instruments and other income in the Condensed Consolidated Statements of Operations and Comprehensive Loss.

Earnout RSUs issued based on the amount of the unvested options are recognized in earnings as stock-based compensation expense under ASC 718. The fair value of the Earnout RSUs was determined using a Monte Carlo simulation, including the stock price on the Closing Date of $16.80, a risk free rate of 0.5%, and a volatility rate of 42%.

Offering Costs

In accordance with ASC 340-10-S99-1, offering costs, consisting principally of underwriters fees and professional, printing, filing, regulatory, and other costs, were charged to additional paid-in capital upon completion of the Business Combination. As of December 31, 2020, of $2.8 million of these costs were accrued and deferred in other assets on the Condensed Consolidated Balance Sheets.